Execution Version 1 AMENDED AND RESTATED PROMISSORY NOTE $10,000,000.00 Los Angeles, California Date: July 14, 2025 This Amended and Restated Promissory Note (this “Promissory Note”) dated as of the date first written above and deemed effective as of June 26, 2025 (the “Effective Date”) amends and restates in its entirety that certain (i) Promissory Note dated February 26, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Initial Note”), executed by Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership (“Borrower”), and payable to the order of Pacific Oak Capital Advisors, LLC, a Delaware limited liability company (“Lender”) in the original principal sum of Eight Million and No/100ths Dollars ($8,000,000.00), and (ii) Promissory Note dated June 26, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Additional Note”, together with the Initial Note, the “Existing Notes”), executed by Borrower and payable to the order of Lender in the original sum of Two Million and No/100ths Dollars ($2,000,000.00) and shall evidence a loan made by Lender that is outstanding as of the date hereof in the aggregate amount of Ten Million and No/100ths Dollars ($10,000,000.00), together with accrued and unpaid interest thereon and other amounts payable with respect thereto, as well as future advances hereunder. This Promissory Note is not a novation of the obligations of the Existing Notes and all of the obligations outstanding under the Existing Notes remain outstanding under this Promissory Note. Concurrently with Lender’s acceptance of this Promissory Note, Lender has marked the Existing Notes cancelled and is returning the cancelled Existing Notes to Borrower. FOR VALUE RECEIVED, Borrower, with its principal place of business at 3200 Park Center Drive, Suite 800, Costa Mesa, California 92626, promises to pay to the order of Lender, with an address at 3200 Park Center Drive, Suite 800, Costa Mesa, California 92626, on or before the Maturity Date Ten Million Dollars ($10,000,000.00) (as amended, restated, supplemented or modified from time to time, the “Loan”) outstanding under and pursuant to this Promissory Note and that certain Amended and Restated Loan Agreement dates as of the Effective Date between Borrower and Lender (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”), and made available by Lender to Borrower at the maturity or maturities and in the amount or amounts stated on the records of Lender, together with interest on the aggregate principal amount of the Loan outstanding from time to time, as provided in the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. 1. Loan Agreement. This Promissory Note evidences the Loan incurred by Borrower under and pursuant to the Loan Agreement, to which reference is hereby made Exhibit 10.2 2 for a statement of the terms and conditions under which the Maturity Date or any payment hereon may be accelerated. The holders of this Promissory Note are entitled to all of the benefits and security provided for in the Loan Agreement and the Other Agreements. The Loan shall be repaid by Borrower on the Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement. 2. Principal and Interest. Principal and interest shall be paid to Lender at its address set forth above, or at such other place as the holder of this Promissory Note shall designate in writing to Borrower. The Loan and all payments on account of the principal and interest thereof shall be maintained unilaterally by Lender without notice to Borrower and shall be presumed to be correct, provided, however, any failure of Lender to maintain such records or any error therein or in any notice hereunder shall not in any manner affect the obligation of Borrower to pay this Promissory Note in accordance with the terms hereof. The principal of and interest on this Promissory Note shall be payable in immediately available funds in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. The making of any payment in other than immediately available funds which Lender, at its option, elects to accept shall be subject to collection, and interest shall continue to accrue until the funds by which payment is made are available to Lender for its use. Payments will be applied to interest, principal due at the time of receipt of payment, late charges and other charges due at the time such payments are received, and outstanding principal, in that order. All payments shall be applied to satisfaction of scheduled payments in the order in which they become due. 3. Attorneys’ Fees; Collection Costs and Expenses. Borrower shall pay to Lender on demand all third-party, out-of-pocket costs actually incurred by Lender, including, without limitation, reasonable attorneys' fees, in the collection or enforcement of this Promissory Note upon the occurrence of an Event of Default, whether or not suit is brought, or in defending any third-party claim arising out of the execution of this Promissory Note or obligations which any of them evidence, or otherwise involving the employment by Lender of attorneys with respect to this Promissory Note and the obligations it evidences 4. Acceleration. At the option of Lender by written notice to Borrower, upon the occurrence and during the continuation of an Event of Default, the full amount remaining unpaid on this Promissory Note shall become immediately due and payable without presentment, demand or notice of any kind; no additional advances shall be made to Borrower under this Promissory Note; and Lender may exercise any or all remedies available to it under applicable law and this Promissory Note. 5. Collateral. This Promissory Note is executed by Borrower in connection the Loan Agreement, and this Promissory Note is secured by, among other things, that certain Pledge and Security Agreement dated as of the Effective Date, by SOR Port Holdings, LLC in favor of Lender (the “Security Agreement”), encumbering certain property as more particularly described therein. The Loan Agreement and the Security Agreement contain provisions for the acceleration of the Maturity Date of this Promissory 3 Note. Borrower agrees that Lender may accept additional or substitute security for this Promissory Note, or release any security or any party liable for this Promissory Note, or extend or renew this Promissory Note, all without notice to Borrower and without affecting the liability of Borrower. 6. Waivers by Borrower. Borrower and any endorser of this Promissory Note (i) waive presentment, demand, protest and notice of dishonor and protest, (ii) waive the benefit of their homestead exemptions as to this Promissory Note, (iii) waive any right which they may have to require Lender to proceed against any other party or any collateral given to secure the payment of this Promissory Note, and (iv) agree that, without notice to Borrower or any endorser of this Promissory Note and without affecting the liability of Borrower or any endorser of this Promissory Note, Lender, at any time or times, may grant extensions of the time for any payment due on this Promissory Note or any other indulgence or forbearance, release any party from the obligation to make payments on this Promissory Note, permit the renewal of this Promissory Note, or permit the substitution, exchange or release of any security for this Promissory Note. 7. Limitation of Damages. Each of Borrower and, by accepting this Promissory Note, Lender hereby covenants and agrees that in no event shall the other party be liable for consequential damages, special damages, punitive damages or lost profits, and to the fullest extent permitted by applicable law, each of Borrower and Lender hereby expressly waives all existing and future claims that it may have against the other party hereto for consequential damages, special damages, punitive damages or lost profits. 8. Cumulative Remedies. The rights and remedies of Lender under this Promissory Note and applicable law shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights or remedies. In the event any provision of this Promissory Note is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Promissory Note, which shall remain effective. No modification or waiver of any provision of this Promissory Note shall be effective unless it is in writing and signed by Lender and Borrower, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. The failure of Lender to exercise its option to accelerate this Promissory Note as provided above, or to exercise any other option, right or remedy, in any one or more instances, or the acceptance by Lender of partial payments or partial performance, shall not constitute a waiver of any Default, or the right to exercise any option, right or remedy at any time. The nouns, pronouns, and verbs used in this Promissory Note shall be construed as being of such number and gender as the context may require. 9. Jurisdiction; Venue. Borrower and any endorser of this Promissory Note irrevocably (i) submit to the exclusive jurisdiction of the state courts of the State of California with respect to any suit, action, or proceeding relating to this Promissory Note, (ii) waive any objection which it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such 4 suit, action, or proceeding brought in any such court has been brought in an inconvenient forum, (iii) waive the right to object that any such court does not have jurisdiction over it, and (iv) and consent to service of process by any means authorized by California and/or federal law. Nothing in this paragraph shall affect Lender's right to serve process in any manner authorized by California and/or federal law. 10. Business Purpose of Loan. The proceeds of this Promissory Note shall be used to acquire or carry on a business, professional, investment, or commercial enterprise or activity. 11. Notice. Any notice required to be given by any party to this Promissory Note shall be delivered in accordance with Section 9.06 of the Loan Agreement. 12. Additional Terms. The Loan evidenced hereby have been made and/or issued and this Promissory Note has been delivered at Lender’s address set forth above. This Promissory Note shall be governed and construed in accordance with the laws of the State of California, in which state it shall be performed, except to the extent preempted by federal laws, and shall be binding upon Borrower, and its legal representatives, successors, and assigns. Wherever possible, each provision of the Loan Agreement and this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement or this Promissory Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan Agreement or this Promissory Note. (Signature page follows)

IN WITNESS WHEREOF，Borrower has executed this Amended and Restated Promissory Note as of the Effective Date. BORROWER: PACIFIC OAK STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership By: Pacific Oak Strategic Opportunity REIT, tnc., a Maryland corporation, its sole general partner Title: Chief Accounting Officer (End of signatures) (Signature Page to Amended and Restated Promissory Note)